                                                                                                                       Exhibit 99.1

ENTERPRISE PRODUCTS GP, LLC

Balance Sheets as of December 31, 2001 and
June 30, 2002 and Independent Auditors' Report

                                                  INDEPENDENT AUDITORS' REPORT

Enterprise Products GP, LLC:
Houston, Texas

We have audited the accompanying balance sheet of Enterprise Products GP, LLC (the "Company") as of December 31, 2001.  This
financial statement is the responsibility of the Company's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the balance sheet is free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the balance sheet.
An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall balance sheet presentation.  We believe that our audit of the balance sheet provides a reasonable basis for our opinion.

In our opinion, such balance sheet presents fairly, in all material respects, the financial position of the Company, as of December
31, 2001, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE and TOUCHE LLP

October 1, 2002
Houston, Texas

ENTERPRISE PRODUCTS GP, LLC
BALANCE SHEETS
                                                                      December 31,          June 30,
                                                                          2001                2002
                                                                   ----------------------------------------
                                                                                           (Unaudited)
                              ASSETS
CURRENT ASSETS:
       Cash and cash equivalents                                          $ 2,589,547         $   147,218
       Accounts receivable - affiliates, net                                    1,866
                                                                   ----------------------------------------
               Total current assets                                         2,591,413             147,218

INVESTMENTS IN UNCONSOLIDATED AFFILIATES                                   23,246,978          21,466,843

                                                                   ----------------------------------------
TOTAL                                                                     $25,838,391         $21,614,061
                                                                   ========================================

                 LIABILITIES AND MEMBERS' EQUITY
CURRENT LIABILITIES:
       Accounts payable and accrued expenses                              $   241,340         $   455,974
       Accounts payable - affiliates, net                                                           8,085
                                                                   ----------------------------------------
               Total current liabilities                                      241,340             464,059

MEMBERS' EQUITY:
       Members' equity                                                     26,853,625          22,014,739
       Note receivable, Dan Duncan, LLC                                    (1,256,574)           (864,737)
                                                                   ----------------------------------------
               Total members' equity                                       25,597,051          21,150,002
                                                                   ----------------------------------------
TOTAL                                                                     $25,838,391         $21,614,061
                                                                   ========================================

See Notes to Balance Sheets.

ENTERPRISE PRODUCTS GP, LLC

NOTES TO BALANCE SHEETS
AS OF DECEMBER 31, 2001 AND JUNE 30, 2002
(Information pertaining to June 30, 2002 is unaudited)
---------------------------------------------------------------------------------------------

1.    ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         Organization - Enterprise Products GP, LLC (the "Company") is a Delaware limited liability company that was formed on May 1, 1998 to become the general partner of Enterprise Products Operating L.P. ("EPOLP") and Enterprise Products
         Partners L.P. ("EPPLP").  EPPLP, including its consolidated subsidiaries, is a publicly traded Delaware limited partnership listed on the New York Stock Exchange under symbol "EPD".  EPPLP conducts substantially all of its business through EPOLP, of  which EPPLP owns a 98.9899% limited partner interest.  EPOLP is a limited partnership that was formed to acquire, own and operate the natural gas liquids business of Enterprise Products Company ("EPCO").

         At December 31, 2001, EPC Partners II, Inc. (a subsidiary of EPCO) owned 65%, Shell US Gas and Power (an affiliate of Shell
         Oil Company) owned 30% and Dan Duncan, LLC owned 5% interests in the Company.  The above entities, which own a portion of the Company, are hereafter collectively referred to as the "Members."

         Investments in Unconsolidated Affiliates - Investments in unconsolidated affiliates represents the Company's
         1% ownership in EPPLP and 1.0101% ownership in EPOLP.  As the general partner, the Company exercises significant influence over EPPLP's and EPOLP's operating and financial policies.  The equity method of accounting is used to account for these investments.

         Cash and cash equivalents -The Company considers all highly liquid debt instruments with an original maturity of less than three months at the date of purchase to be cash equivalents.

         Federal Income Taxes - Federal income taxes are not provided because the Company was organized as a pass-through entity for federal income tax purposes.  As a result, for federal income tax purposes, the Members are individually responsible for taxes of their allocable share of the taxable income of the Company.  State income taxes are not material.

         Use of Estimates and Assumptions - Use of estimates and assumptions by management that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements are required for the preparation of financial statements in conformity with accounting principles generally accepted in the United States of America.  Actual results could differ from these estimates.

         Cash Distributions - Cash distributions to the Members are made in accordance with their members' interests.

2.    INVESTMENTS IN AND ADVANCES TO UNCONSOLIDATED AFFILIATES

         At December 31, 2001, the Company's significant unconsolidated affiliates accounted for by the equity method included its
         1% economic interest in EPPLP and its 1.0101% economic interest in EPOLP.  Since EPOLP owns substantially all of EPPLP's consolidated assets and conducts substantially all of EPPLP's business and operations, the information set forth herein constitutes combined information for EPPLP and EPOLP.

         The following is condensed financial data for EPPLP (in thousands):

                                                                     December 31,          June 30,
                                                                         2001                2002
                                                                  ----------------------------------------
                                                                                          (Unaudited)
BALANCE SHEET DATA:
Assets:
         Current assets                                                   $  518,775          $  481,059
         Property, plant and equipment, net                                1,306,790           1,570,571
         Investments in advanced to unconsolidated affiliates                398,201             403,070
         Other long-term assets                                              207,427             337,676
                                                                  ----------------------------------------
              Total assets                                                $2,431,193          $2,792,376
                                                                  ========================================

Liabilities and Partners' equity:
         Current liabilities                                              $  409,216            $504,241
         Long-term liabilities                                               863,339           1,231,471
         Minority interests                                                   11,716              10,818
         Partners' equity                                                  1,146,922           1,045,846
                                                                  ----------------------------------------
              Total liabilities and partners' equity                      $2,431,193          $2,792,376
                                                                  ========================================

                                                                      For the Year         For the Six
                                                                         Ended            MonthsEnded
                                                                      December 31,          June 30,
                                                                         2001                2002
                                                                  ----------------------------------------
                                                                                          (Unaudited)
INCOME STATEMENT DATA:
         Revenues                                                         $3,179,727          $1,464,606
         Expenses                                                          2,892,039           1,425,746
                                                                  ----------------------------------------
              Operating income                                               287,688              38,860
         Other income (expense)                                              (43,038)            (33,713)
         Minority interest                                                    (2,472)                (30)
                                                                  ----------------------------------------
              Net income                                                  $  242,178          $    5,117
                                                                  ========================================

3.   NOTE RECEIVABLE

As of December 31, 2001 and June 30, 2002, the Company held a promissory note due from Dan Duncan, LLC. The note matures on December
31, 2005 and interest is payable quarterly.  The rate on the note fluctuates quarterly based on the prime rate, but in no event to exceed the maximum rate of nonusurious interest allowed from time to time by the law.  Under the terms of the note, Dan Duncan, LLC
may prepay the note, in whole or in part, without premium or penalty.   The note receivable from Dan Duncan, LLC is classified as
contra-equity on the balance sheet as of December 31, 2001 and June 30, 2002.

4.   FAIR VALUE OF FINANCIAL INSTRUMENTS

Cash and cash equivalents, accounts receivable - affiliates, net, accounts payable and accrued expenses, and accounts payable -
affiliates, net are carried at amounts which reasonably approximate their fair value at year end due to their short-term nature.

5.    RELATED-PARTY TRANSACTIONS

At December 31, 2001, the Company had a net receivable from Dan Duncan, LLC for interest on the note receivable.  At June 30, 2002, the Company had a net payable to EPCO for payment of operating expenses.  Such amounts have been included on the Company's balance sheets.